UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2009
COINSTAR, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22555	94-3156448

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1800 – 114th Avenue SE
Bellevue, Washington	98004
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 943-8000
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously reported in a Current Report on Form 8-K filed by Coinstar, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on September 8, 2009, John Harvey, Chief Financial Officer of the Company, gave notice on September 6, 2009 of his intention to leave the Company because of the extensive time his position required for him to spend away from his family. The Company has initiated a search to replace Mr. Harvey. On September 25, 2009, Mr. Harvey submitted his resignation effective November 9, 2009.
     On October 1, 2009, the Company issued a press release announcing Mr. Harvey’s resignation. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 1, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
Dated: October 1, 2009	By:	/s/ Donald R. Rench
Donald R. Rench
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 1, 2009